SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 3, 1999

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              SUNTERRA CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        MARYLAND                       000-21193                95-4582157
----------------------------       ----------------       ----------------------
(STATE OR OTHER JURISDICTION       COMMISSION TITLE           (IRS EMPLOYER
     OF INCORPORATION)                 NUMBER)            IDENTIFICATION NUMBER)


                             1781 Park Center Drive
                             Orlando, Florida 32835
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (407) 532-1000
                       ---------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On November 3, 1999, Sunterra Corporation, a Maryland corporation (the "Company"), issued a press release announcing its third quarter results. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS

         Exhibit 99 - Text of Press Release issued by the Company dated November 3, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNTERRA CORPORATION

                                    By: /s/ THOMAS A. BELL
                                        ---------------------------
                                        Name: Thomas A. Bell
                                        Title: Senior Vice President,
                                               General Counsel and
                                               Secretary

Dated: November 4, 1999

                                 EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------
   99                Press Release dated November 3, 1999.